ARC Group Worldwide 10-K

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the year ended June 30, 2013, the undersigned Jason T. Young, Chief Executive Officer and Norma Caceres, Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 4, 2013	/s/ Jason T. Young
Jason T. Young, Principal Executive Officer

Date: October 4, 2013	/s/ Norma Caceres
Norma Caceres, Principal Financial and Accounting Officer